SCHEDULE 14A INFORMATION
                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:
[ ]  Preliminary Proxy Statement           [ ]  Confidential, For Use of the
[X]  Definitive Proxy Statement                 Commission Only (as permitted
[ ]  Definitive Additional Materials            by Rule 14a-6(e)(2))
[ ]  Soliciting Material Pursuant to
     Rule 14a-11(c) or Rule 14a-12


                            VODAVI TECHNOLOGY, INC.
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                (Name of Registrant as Specified In Its Charter)

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    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

1)   Title of each class of securities to which transaction applies:

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2)   Aggregate number of securities to which transaction applies:

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3)   Per unit price or other underlying value of transaction  computed  pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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4)   Proposed maximum aggregate value of transaction:

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5)   Total fee paid:

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[ ] Fee paid previously with preliminary materials:

[ ] Check box if any part of the fee is offset as provided  by  Exchange  Act
    Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

    1)   Amount previously paid:
                                ------------------------------------------
    2)   Form, Schedule or Registration Statement No.:
                                                      --------------------
    3)   Filing Party:
                      ----------------------------------------------------
    4)   Date Filed:
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
                             VODAVI TECHNOLOGY, INC.

                    ----------------------------------------
                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                                OCTOBER 15, 2001
                    ----------------------------------------

     The Annual Meeting of Stockholders of Vodavi Technology, Inc., a Delaware corporation, will be held at 9:00 a.m. on Monday, October 15, 2001, at our corporate headquarters at 8300 East Raintree Drive, Scottsdale, Arizona 85260 for the following purposes:

     1.  To  elect   directors  to  serve  until  the  next  annual  meeting  of stockholders or until their successors are elected and qualified.

     2. To transact such other business as may properly come before the meeting or any adjournment thereof.

     The foregoing items of business are more fully described in the proxy statement accompanying this notice.

     Only stockholders of record at the close of business on August 24, 2001 are entitled to notice of and to vote at the meeting.

     All stockholders are cordially invited to attend the meeting in person. To assure your representation at the meeting, however, we urge you to mark, sign, date, and return the enclosed proxy as promptly as possible in the postage-prepaid envelope enclosed for that purpose. Any stockholder of record attending the meeting may vote in person even if he or she previously has returned a proxy.

                                        Sincerely,


                                        David A. Husband
                                        Secretary

Scottsdale, Arizona
August 28, 2001

                             VODAVI TECHNOLOGY, INC.
                            8300 EAST RAINTREE DRIVE
                            SCOTTSDALE, ARIZONA 85260

                      -----------------------------------
                                 PROXY STATEMENT
                      -----------------------------------

                            VOTING AND OTHER MATTERS

GENERAL

     The enclosed proxy is solicited on behalf of Vodavi Technology, Inc., a Delaware corporation, by our board of directors for use at our Annual Meeting of Stockholders to be held on Monday, October 15, 2001, at 9:00 a.m. or at any adjournment or adjournments thereof, for the purposes set forth in this proxy statement and in the accompanying notice of Annual Meeting of Stockholders. The meeting will be held at our corporate headquarters at 8300 East Raintree Drive, Scottsdale, Arizona 85260.

     These proxy solicitation materials are being mailed on or about August 28, 2001, to all stockholders entitled to vote at the meeting.

VOTING SECURITIES AND VOTING RIGHTS

     Stockholders of record at the close of business on August 24, 2001, the record date for the meeting, are entitled to notice of and to vote at the meeting. On the record date, there were outstanding 4,234,788 shares of our common stock.

     The presence, in person or by proxy, of the holders of a majority of the total number of shares of common stock outstanding on the record date constitutes a quorum for the transaction of business at the meeting. Each stockholder voting at the meeting, either in person or by proxy, may cast one vote per share of common stock held on all matters to be voted on at the meeting. Assuming that a quorum is present, the affirmative vote of a plurality of the shares of our common stock present in person or represented by proxy at the meeting and entitled to vote is required for the election of directors.

     Votes cast by proxy or in person at the meeting will be tabulated by the election inspectors appointed for the meeting and will determine whether a quorum is present. The election inspectors will treat abstentions as shares that are present and entitled to vote for purposes of determining the presence of a quorum but as unvoted for purposes of determining the approval of any matter submitted to the stockholders for a vote. If a broker indicates on the proxy that it does not have discretionary authority as to certain shares to vote on a particular matter, those shares will not be considered as present and entitled to vote with respect to that matter.

VOTING OF PROXIES

     When a proxy is properly executed and returned, the shares it represents will be voted at the meeting as directed. If no specification is indicated, the shares will be voted "for" the election of the nominees set forth in this proxy statement.

REVOCABILITY OF PROXIES

     You may revoke a proxy at any time before its use by

     *    delivering to us written notice of revocation; or
     *    delivering to us a duly executed proxy bearing a later date; or
     *    attending the meeting and voting in person.

SOLICITATION

     We will pay for this solicitation. In addition, we may reimburse brokerage firms and other persons representing beneficial owners of shares for expenses incurred in forwarding solicitation materials to such beneficial owners. Certain of our directors and officers also may solicit proxies, personally or by telephone or e-mail, without additional compensation.

ANNUAL REPORT AND OTHER MATTERS

     Our 2000 Annual Report to Stockholders, which was mailed to stockholders with or preceding this proxy statement, contains financial and other information about the activities of our company, but is not incorporated into this proxy statement and is not to be considered a part of these proxy soliciting materials. The information contained in the "Compensation Committee Report on Executive Compensation," "Report of the Audit Committee of the Board of Directors," and "Performance Graph" below shall not be deemed "filed" with the Securities and Exchange Commission or subject to Regulations 14A or 14C or to the liabilities of Section 18 of the Securities Exchange Act of 1934, as amended.

     UPON WRITTEN REQUEST, WE WILL PROVIDE WITHOUT CHARGE TO EACH STOCKHOLDER OF RECORD AS OF THE RECORD DATE A COPY OF OUR ANNUAL REPORT ON FORM 10-K AS AMENDED BY FORM 10-K/A FOR THE FISCAL YEAR ENDED DECEMBER 31, 2000, AS FILED WITH THE SEC. WE WILL ALSO FURNISH ANY EXHIBITS LISTED IN THE FORM 10-K REPORT UPON REQUEST AT THE ACTUAL EXPENSE WE INCUR IN FURNISHING SUCH EXHIBITS. YOU SHOULD DIRECT ANY SUCH REQUESTS TO OUR CORPORATE SECRETARY AT OUR EXECUTIVE OFFICES, AS SET FORTH IN THIS PROXY STATEMENT.

                              ELECTION OF DIRECTORS

NOMINEES

     Our bylaws provide that the number of directors shall be fixed from time to time by resolution of our board of directors or stockholders. All directors are elected at each annual meeting of our stockholders to serve until the next annual meeting of stockholders or until their successors are elected and qualified, or until their earlier resignation or removal.

     A board of five directors is to be elected at the meeting. Mr. Gilbert H. Engels, a director of our company since January 1996, will not stand for re-election, and his term as a director will expire at the annual meeting. Mr. Chi H. Park resigned as a member of our board on August 27, 2001. LGE designated Mr. Do-Hyun Kim to replace Mr. Park as a member of our board, and our board elected Mr. Do-Hyun Kim to fill the vacancy.

     Unless otherwise instructed, the proxy holders will vote the proxies received by them for each of the nominees named below. In the event that any such nominee is unable or declines to serve as a director at the time of the meeting, the proxies will be voted for any nominee designated by our current board of directors to fill the vacancy. We do not expect that any nominee will be unable or will decline to serve as a director. The term of office of each person elected as a director will continue until the next annual meeting of stockholders or until a successor has been elected and qualified, or until his earlier resignation or removal.

     The following table sets forth certain information regarding the nominees for directors of our company:

         NAME             AGE                POSITION
         ----             ---                --------
William J. Hinz..........  55   Chairman of the Board
Gregory K. Roeper........  40   President, Chief Executive Officer, and Director
Stephen A McConnell......  48   Director
Emmett E. Mitchell.......  45   Director
Do-Hyun Kim..............  41   Director

     WILLIAM J. HINZ has served as Chairman of the Board of our company since October 1997 and as a director of our company since April 1997. Since October 1999, Mr. Hinz has served as Group President for the Triumph Components Group, which is a group of seven divisional companies within Triumph Group, Inc., a publicly held company. Mr. Hinz served as President of Stolper-Fabralloy Company, a precision aerospace engine component manufacturer that is a subsidiary of Triumph Group, Inc., from September 1997 until October 1999 and as Executive Vice President of Operations of Stolper-Fabralloy from March 1996 until September 1997. Mr. Hinz served as Vice President of Global Repair and Overhaul Operations for AlliedSignal Aerospace Company from June 1994 until March 1996. During this period, Mr. Hinz also was responsible for aerospace aftermarket merger and acquisition activity.

     GREGORY K. ROEPER has served as President of our company since December 1998 and as Chief Executive Officer and a director of our company since December 1999. Mr. Roeper served as our Chief Operating Officer from June 1998 until December 1999. Between November 1994 and June 1998, Mr. Roeper held a variety of other executive positions with our company, including Chief Financial Officer; Executive Vice President - Finance, Administration, and Operations; Secretary; and Treasurer. From 1982 until 1994, Mr. Roeper was employed with Arthur Andersen LLP, most recently as a Senior Manager. Mr. Roeper is a Certified Public Accountant in the state of Arizona.

     STEPHEN A MCCONNELL has served as a director of our company since January 1996. Mr. McConnell currently serves as the President of Solano Ventures, an investment fund devoted to small- to mid-sized companies. Mr. McConnell also currently serves as Chairman of G-L Industries, LLC, a manufacturer of wood glue-lam beams used in the construction industry. Mr. McConnell served as Chairman of the Board of Mallco Lumber & Building Materials from September 1991 to June 1997. Mr. McConnell currently serves as a director of Capital Title Group, Inc., Mobile Mini, Inc., and Miracor Diagnostics, Inc., all of which are publicly held companies.

     EMMETT E. MITCHELL has served as a director of our company since February 1999. Mr. Mitchell has been employed with MS Howell & Co., a NASD broker dealer and investment banking firm, as the Executive Vice President since December 2000. Prior to this, Mr. Mitchell was employed with Paradise Valley Securities, Inc., since October 1991, most recently as the Chairman and Chief Executive Officer.

     DO-HYUN KIM has served as a director of our company since August 2001. Mr. Kim has served as the Vice-President of Digital Network Company of LGE since January 2001. LGE is a member of the multi-billion dollar Korean-based LG group, with which we have had a long-term relationship. Mr. Kim served as the Vice-President of Corporate Research and Development Planning Team of LG Information and Communications from January 1999 until December 2000. Mr. Kim was employed by LGIC from March 1998 until December 1998. Prior to that, Mr. Kim was employed by Goldstar/LG Electronics from December 1984 until February 1998.

MEETINGS AND COMMITTEES OF OUR BOARD OF DIRECTORS

     Our bylaws authorize our board of directors to appoint among its members one or more committees consisting of one or more directors. Our board of directors has appointed an Audit Committee and a Compensation Committee.

     As of August 24, 2001, Messrs. McConnell, Engels, and Mitchell served as the members of the Audit Committee, with Mr. McConnell serving as Chair of the Audit Committee. The Audit Committee reviews with our independent auditors the annual financial statements, any significant accounting issues, and the scope of the audit and is available to discuss with the auditors any other audit-related matters that may arise during the year.

     Messrs. Mitchell, Hinz, and McConnell currently serve as the members of the Compensation Committee, with Mr. Mitchell serving as Chair of the Compensation Committee. The Compensation Committee reviews and acts on matters relating to compensation levels and benefit plans for our key executives.

     Our board of directors held a total of ten meetings during the year ended December 31, 2000. The Audit Committee held five formal meetings during the year ended December 31, 2000. The Compensation Committee held two formal meetings during the year ended December 31, 2000. No director attended fewer than 75% of the aggregate of (a) the total number of meetings of our board of directors, and
(b) the total number of meetings held by all committees of our board of directors on which such director was a member.

DIRECTOR COMPENSATION AND OTHER INFORMATION

     Employees of our company do not receive compensation for serving as members of our board of directors. Each independent director receives an annual retainer fee of $10,000 payable in four equal installments on the first day of each quarter. Each independent director also receives a $500 fee for each meeting attended by telephone or in person and reimbursement for reasonable expenses incurred in attending meetings of our board of directors, except that Mr. Hinz receives no cash compensation for meetings attended. Committee members other than Mr. Hinz receive a $500 fee for attendance at committee meetings that are held on days other than days on which a board of directors' meeting is held. Non-employees who serve as directors of our company also receive automatic grants of stock options under our Amended and Restated 1994 Stock Option Plan.

                             EXECUTIVE COMPENSATION

SUMMARY OF CASH AND OTHER COMPENSATION

     The following table sets forth certain information with respect to the compensation we paid to our Chief Executive Officer and our other executive officers who received cash compensation in excess of $100,000 during fiscal 2000. The table also sets forth compensation information during fiscal year 2000 paid to one former executive officer whose cash compensation exceeded $100,000 during fiscal 2000.

                           SUMMARY COMPENSATION TABLE

                                                                        LONG TERM
                                                                       COMPENSATION
                                                                          AWARDS
                                            ANNUAL COMPENSATION         SECURITIES
                                      ------------------------------    UNDERLYING        ALL OTHER
NAME AND PRINCIPAL POSITION(1)        YEAR    SALARY($)    BONUS ($)   OPTIONS(#)(2)   COMPENSATION($)
------------------------------        ----    ---------    ---------   -------------   ---------------
Gregory K. Roeper.................    2000    $148,500      $     --           --         $ 6,579(4)
  President and Chief Executive       1999     148,500        25,000      100,000           4,345
  Officer(3)                          1998     134,836            --           --           4,880

Stephen L. Borcich................    2000    $134,612(6)   $ 10,000           --         $   750(7)
  Vice President - Sales and          1999     111,480(6)         --       45,000          10,750
  Marketing(5)

Tammy M. Powers...................    2000    $ 99,998      $  7,500       10,000         $   750(7)
  Chief Financial Officer(8)

----------
(1) We consider Messrs. Roeper, Borcich, Husband, Niknam, and Burgess to be our executive officers. David A. Husband became our Chief Financial Officer in April 2001. Mr. Niknam became our Vice President - Engineering, Manufacturing, and Technical Support in November 2000. Kent R. Burgess became our Vice President - Product Development in April 2000. The cash compensation paid to Messrs. Niknam and Burgess did not exceed $100,000 during fiscal 2000.
(2) The exercise price of all stock options granted were equal to the fair market value of our common stock on the date of grant.
(3) Mr. Roeper became our President in December 1998 and became Chief Executive Officer in December 1999. Mr. Roeper served as a Vice President of our company from November 1994 until December 1998.
(4) Represents premium payment of $3,579 for a long-term disability insurance policy and $3,000 for a term life insurance policy paid by our company.
(5)  Mr. Borcich became an officer of our company during April 1999.
(6)  Includes sales commissions paid during fiscal 1999 and 2000.
(7) Represents a 401(k) plan matching contribution in the amount of $750 accrued by our company during fiscal 2000 which will be paid during fiscal 2001.
(8) Ms. Powers served as our Chief Financial Officer from July 1999 until her resignation in January 2001.

OPTIONS GRANTS

     The following table sets forth certain information with respect to stock options granted to the officers listed during the fiscal year ended December 31, 2000.

                        OPTION GRANTS IN LAST FISCAL YEAR

                                              INDIVIDUAL GRANTS
                          --------------------------------------------------------    POTENTIAL REALIZABLE
                                                                                        VALUE AT ASSUMED
                                          PERCENTAGE                                      ANNUAL RATES
                           NUMBER OF       OF TOTAL                                      OF STOCK PRICE
                          SECURITIES       OPTIONS                                      APPRECIATION FOR
                          UNDERLYING      GRANTED TO                                      OPTION TERM(1)
                            OPTIONS      EMPLOYEES IN      EXERCISE     EXPIRATION    --------------------
NAME                      GRANTED (#)     FISCAL YEAR    PRICE ($/SH)      DATE          5%          10%
----                      -----------     -----------    ------------      ----       -------      -------
Gregory K. Roeper ......       --             --               --             --           --           --
Stephen L. Borcich .....       --             --               --             --           --           --
Tammy M. Powers ........   10,000(2)         5.6%           $2.56         1/31/01     $16,100      $40,800

----------
(1) Potential gains are net of the exercise price, but before taxes associated with the exercise. Amounts represent hypothetical gains that could be achieved for the respective options if exercised at the end of the option term. The assumed 5% and 10% rates of stock price appreciation are provided in accordance with SEC rules and do not represent our estimate or projection of the future price of our common stock. Actual gains, if any, on stock option exercises will depend upon the future market prices of our common stock.
(2)  The options were cancelled upon Ms. Powers' resignation.

RECENT GRANTS OF STOCK OPTIONS

     Upon his employment with our company during April 2001, we granted to Mr. Husband options to purchase 40,000 shares of our common stock at an exercise price of $1.13 per share. The options were granted at the fair market value of our common stock on the date of grant and have ten-year terms. One-fourth of the options vest and become exercisable on each of the first, second, third, and fourth anniversaries of the date of grant.

OPTION HOLDINGS

     The following table provides information on the value of unexercised options held by the named officers as of December 31, 2000. None of the named officers exercised any options during 2000.

                      OPTIONS HELD AS OF DECEMBER 31, 2000

                                                       NUMBER OF SECURITIES
                                                      UNDERLYING UNEXERCISED
                                                  OPTIONS AT FISCAL YEAR-END (#)
                                                  ------------------------------
      NAME                                        EXERCISABLE      UNEXERCISABLE
      ----                                        -----------      -------------
Gregory K. Roeper..............................    100,000               87,500
Stephen L. Borcich.............................     11,250               33,750
Tammy M. Powers................................      3,750               21,250

----------
(1) None of the options listed had any value at fiscal year-end, because the exercise prices of all of the options held by the listed officers were greater than $1.16, which was the closing price of our common stock as quoted on the Nasdaq National Market on December 29, 2000.

EMPLOYMENT AGREEMENTS

     Effective October 1, 1999, we entered into employment agreements with William J. Hinz and Gregory K. Roeper. Each employment agreement has an initial term through September 30, 2001, and each agreement automatically renews for successive one-year terms unless either party terminates by giving the other party at least 30 days' written notice.

     Mr. Hinz's employment agreement provides for him to serve as our Chairman of the Board. The employment agreement provides for Mr. Hinz to receive a base salary of $75,000 per annum.

     Mr. Roeper's employment agreement provides for him to serve as our President and Chief Operating Officer. In December 1999, our board of directors elected Mr. Roeper as our Chief Executive Officer. The employment agreement provides for Mr. Roeper to receive a base salary of $155,000 per annum.

     The employment agreements also provide that Messrs. Hinz and Roeper will be eligible to receive discretionary bonuses in amounts determined by our board of directors. In addition, the employment agreements generally require us to

     * reimburse Messrs. Hinz and Roeper for all travel, entertainment, and other ordinary and necessary expenses incurred in connection with our business and their duties under their respective employment agreements; and
     * provide such other fringe benefits that we make generally available to all of our employees on a non-discriminatory basis.

     Each employment agreement provides for the executive to receive his fixed compensation to the date of termination of his employment by reason of resignation, death, or as a result of termination of employment "for cause," as defined the agreement. If we terminate either executive's employment or if his employment is terminated by reason of disability, each employment agreement provides for the payment of fixed compensation to the executive for the remaining term of the employment agreement. We also have the right to terminate Mr. Hinz's employment if he resigns as Chairman of the Board or a director, if he is not re-elected as a director by our stockholders, or if he is not re-nominated to serve as our Chairman of the Board. If we terminate Mr. Hinz's employment under those circumstances, Mr. Hinz will not receive any further compensation under the employment agreement after the date of termination.

     In the event of a "change of control" of our company, as defined in the employment agreements, Mr. Hinz will receive a minimum bonus of $50,000 and Mr. Roeper will receive a minimum bonus of $100,000. In addition, any options that were granted to Messrs. Hinz or Roeper during April 1999 that remain unvested as of the date of the change of control will become fully vested and exercisable on the effective date of the change of control. If either executive's employment is terminated as a result of a change of control, we will be required to pay
Messrs. Hinz and Roeper the greater of (a) their respective base salary and benefits for the remaining term of the employment agreement, or (b) their respective annual base salary.

     The employment agreements also contain provisions that prohibit Mr. Hinz and Mr. Roeper from

     * competing with us for a period of 12 months after the termination of their respective employment with our company,
     * taking certain actions intended to solicit other persons to terminate their business relationship with us or to terminate his or her employment relationship with us, and
     * making unauthorized use or disclosure of our trade names, fictitious names, or confidential information.

     We maintain agreements with each of our other officers and employees that prohibit such persons from disclosing confidential information obtained while employed by us. We offer our employees medical, life, and disability insurance benefits. Our executive officers and other key personnel (including directors who also are employees of our company) are eligible to receive stock options under our stock option plan.

401(k) PROFIT SHARING PLAN

     In April 1994, we adopted a profit sharing plan pursuant to Section 401(k) of the Internal Revenue Code of 1986. Pursuant to the 401(k) Plan, all eligible employees may make elective contributions through payroll deductions. In addition, we may make matching and discretionary contributions in such amounts as may be determined by our board of directors. During fiscal 2000, we expensed matching contributions pursuant to the 401(k) Plan to all executive officers as a group in the amount of $2,250.

1994 STOCK OPTION PLAN

     Our Stock Option Plan was adopted by our board of directors in 1994 and was approved by the stockholders in July 1995. Our board of directors amended and restated the plan, and our stockholders approved the amended and restated plan, in 1996. Our board of directors further amended the plan in October 1997. Those amendments did not require stockholder approval. Our board of directors further amended the plan in April 2000, and our stockholders approved the amendment during June 2000. The 1994 plan provides for

     * the granting of incentive stock options or nonqualified options to acquire our common stock;
     *    the granting of stock appreciation rights;
     *    the direct granting of shares of our common stock; and
     * the granting of other cash awards to key employees of our company and to consultants or independent contractors who provide valuable services to us.

The plan also provides for automatic grants of stock options to non-employee directors of our company under an automatic program.

     A maximum of 1,100,000 shares of our common stock may be issued under the 1994 plan. If any option or award terminates or expires without having been exercised in full, stock not issued under such award will again be available for the purposes of the plan. As of July 31, 2001, 152,500 shares of common stock have been issued upon exercise of options granted under the plan, and there were outstanding options to acquire 723,500 shares of our common stock under the plan. As of July 31, 2001, an additional 224,000 shares of common stock were available for grant under the plan.

     Options that are incentive stock options may only be granted to our key personnel who are also employees of our company. To the extent that granted options are incentive stock options, the terms and conditions of those options, including the exercise price and expiration date, must be consistent with the qualification requirements set forth in the Internal Revenue Code. The maximum number of shares with respect to which options or awards may be granted to any one employee (including officers) during the term of the plan may not exceed 50% of the shares of common stock authorized for issuance under the plan.

     Under the automatic program, each non-employee director serving on our board of directors on the date the amendments to and restatement of the plan were approved by our stockholders received an automatic initial grant of options to acquire 5,000 shares of common stock on that date. Each subsequent newly elected non-employee member of our board of directors will receive an automatic initial grant of options to acquire 5,000 shares of common stock on the date of his or her first appointment or election to our board of directors. In addition, options to acquire 5,000 shares of common stock will be automatically granted to each non-employee director at the meeting of our board of directors held immediately after each annual meeting of stockholders. A non-employee member of our board of directors will not be eligible to receive the automatic annual grant if that option grant date is within 90 days of such non-employee member receiving his or her automatic initial grant.

     To exercise an option, the option holder will be required to deliver to us full payment of the exercise price for the shares as to which the option is being exercised. Generally, options may be exercised by delivery of cash, bank cashier's check, or shares of our common stock.

LIMITATION OF DIRECTOR'S LIABILITY AND INDEMNIFICATION

     Our certificate of incorporation provides that no director of our company will be personally liable to our company or our stockholders for monetary damages for breach of fiduciary duty as a director, except to the extent such exemption or limitation of liability is not permitted under the Delaware General Corporation law, or Delaware GCL. Under the Delaware GCL, a director may be held liable

     * for any breach of the director's duty of loyalty to our company or our stockholders;
     * for acts or omissions not in good faith or that involve intentional misconduct or a knowing violation of law;
     *    in respect of certain unlawful  dividend  payments or stock purchases;
          or
     * for any transaction from which the director derived an improper personal benefit.

The effect of this provision in our certificate of incorporation is to eliminate the rights of our company and our stockholders (through stockholders' derivative suits on behalf of our company) to recover monetary damages from a director for breach of the fiduciary duty of care as a director (including breaches resulting from negligent or grossly negligent behavior) except in the situations described above. In addition, our certificate of incorporation provides that any repeal or modification of this provision by our stockholders will not adversely affect any right or protection of a director of our company existing at the time of such repeal or modification with respect to acts or omissions occurring prior to such repeal or modification. These provisions do not limit or eliminate the rights of our company or any stockholder to seek non-monetary relief such as an injunction or recision in the event of a breach of a directors' duty of care.

     Our certificate of incorporation requires us to indemnify our directors, officers, and certain other representatives of our company against expenses and certain other liabilities arising out of their conduct on behalf of our company to the maximum extent permitted by the Delaware GCL. Indemnification is not available with respect to proceedings or claims initiated or brought voluntarily by an officer, director, or other representative of our company against us unless such proceeding or claim is approved by our board of directors.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     We, VCS, LGE, Steven A. Sherman, and Glenn R. Fitchet are parties to a stockholders' agreement. Under the terms of the stockholders' agreement, LGE has the right to purchase from us additional shares of the our common stock in order to maintain its percentage of ownership of our company. Under the agreement, LGE has the right to designate a certain number of persons to serve as directors of both the Company and VCS.

     Do-Hyun  Kim,  a  director  of  our  company,  is a  Vice-President  of  LG
Electronics, Inc. We purchase a majority of our key telephone systems, commercial grade telephones, and voice mail products from LG Electronics, Inc. and LG Srithai, Inc., or LGST, a joint venture between LG Electronics, Inc. and a Thailand-based entity. We purchased approximately $20.7 million of products from LG Electronics, Inc. and LGST during 2000, representing approximately 76.7% of our total purchases during 2000.

             COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

OVERVIEW AND PHILOSOPHY

     Our board of directors has appointed a Compensation Committee, which consists of our Chairman of the Board and two non-management directors. The committee made decisions on compensation of our executives during 2000. The Compensation Committee makes every effort to ensure that the compensation plan is consistent with our values and is aligned with our business strategy and goals.

     Our compensation program for executive officers consists primarily of base salary, bonus, and long-term incentives in the form of stock options. Executives also participate in various other benefit plans, including medical and retirement plans, which generally are available to all employees of our company.

     Our philosophy is to pay base salaries to executives at levels that enable us to attract, motivate, and retain highly qualified executives. The bonus program is designed to reward individuals for performance based on our financial results as well as the achievement of personal and corporate objectives that contribute to our long-term success in building stockholder value. Stock option grants are intended to result in minimal or no rewards if our stock price does not appreciate, but may provide substantial rewards to executives as stockholders benefit from stock price appreciation.

     We follow a subjective and flexible approach rather than an objective or formula approach to compensation. Various factors, as discussed below, receive consideration without any particular weighting or emphasis on any one factor. In establishing compensation for the year ended December 31, 2000, the committee took into account, among other things, our financial results, compensation paid in prior years, and compensation of executive officers employed by companies of similar size in similar industries.

BASE SALARY AND ANNUAL INCENTIVES

     Base salaries for executive positions are established relative to our financial performance and comparable positions in similarly sized companies. From time to time, we may use competitive surveys and outside consultants to help determine the relative competitive pay levels. We target base pay at the level required to attract and retain highly qualified executives. In determining salaries, the committee also takes into account individual experience and performance, salary levels relative to other positions within our company, and specific needs particular to our company. The committee's evaluation of the factors described above is subjective, and the committee does not assign a particular weight to any one factor.

     Annual incentive awards are based on our financial performance and the efforts of our executives. Performance is measured based on profitability and revenue and the successful achievement of functional and personal goals. We paid Mrs. Powers a discretionary cash bonus of $7,500 during 2001 for her performance during 2000. We also paid Mr. Borcich a discretionary cash bonus of $10,000 during 2000 for his performance during 1999.

STOCK OPTION GRANTS

     We strongly believe in tying executive rewards directly to our long-term success and increases in stockholder value through grants of executive stock options. Stock option grants also will enable executives to develop and maintain a significant stock ownership position in our common stock. The amount of options granted takes into account options previously granted to an individual. During 2000, we granted 10,000 options to Tammy M. Powers and an aggregate of 144,500 options to other employees. Upon his employment with our company during April 2001, we granted to Mr. Husband options to purchase 40,000 shares of our common stock at an exercise price of $1.13 per share. The options were granted at the fair market value of our common stock on the date of grant and have ten-year terms. One-fourth of the options vest and become exercisable on each of the first, second, third, and fourth anniversaries of the date of grant.

OTHER BENEFITS

     Executive officers are eligible to participate in benefit programs designed for all full-time employees of our company. These programs include medical insurance, a qualified retirement program allowed under Section 401(k) of the Internal Revenue Code, and life insurance coverage.

COMPENSATION OF THE PRESIDENT AND CHIEF EXECUTIVE OFFICER

     During fiscal 2000, the committee evaluated the factors described above in determining the base salary and other compensation of Gregory K. Roeper, our President and Chief Executive Officer. The committee's evaluation of Mr. Roeper's base salary is subjective with no particular weight assigned to any one factor. We have an employment agreement with Mr. Roeper. See "Executive Compensation - Employment Agreements." Under the employment agreement, we paid Mr. Roeper a salary of $148,500 during fiscal 2000. During fiscal 2001, we will pay Mr. Roeper a salary of $155,000. We did not pay Mr. Roeper a discretionary cash bonus during 2001 for his performance during 2000. The committee believes that Mr. Roeper's current base salary is competitive with the base salary paid to chief executive officers of comparable companies.

DEDUCTIBILITY OF EXECUTIVE COMPENSATION

     Section 162(m) of the Internal Revenue Code currently limits the deductibility for federal income tax purposes of compensation paid to each of any publicly held corporation's chief executive officer and four other most highly compensated executive officers. We may deduct certain types of compensation paid to any of these individuals only to the extent that such compensation during any fiscal year does not exceed $1.0 million. Qualifying performance-based compensation is not subject to the deduction limits if certain requirements are met. We do not believe that our compensation arrangements with any of our executive officers will exceed the limits on deductibility during our current fiscal year. We also intend to structure the performance-based portion of the compensation of our executive officers in a manner that complies with
Section 162(m).

     This report has been furnished by the members of the Compensation Committee of our board of directors of Vodavi Technology, Inc.

                            Emmett E. Mitchell, Chair
                                 William J. Hinz
                               Stephen A McConnell

               REPORT OF THE AUDIT COMMITTEE OF BOARD OF DIRECTORS

     Our board of directors has appointed an Audit Committee consisting of three directors. All of the members of the committee are "independent" of our company and management, as that term is defined in the listing standards.

     The primary responsibility of the committee is to oversee our company's financial reporting process on behalf of our board of directors. Management has the primary responsibility for the financial statements and the reporting process, including the systems of internal controls. The independent auditors are responsible for auditing our financial statements and expressing an opinion on the conformity of those audited financial statements with generally accepted accounting principles in the United States.

     In fulfilling its oversight responsibilities, the committee reviewed our audited financial statements with management and the independent auditors. The committee discussed with the independent auditors the matters required to be discussed by Statement of Auditing Standards No. 61. This included a discussion of the auditors' judgments as to the quality, not just the acceptability, of our company's accounting principles and such other matters as are required to be discussed with the committee under generally accepted auditing standards. In addition, the committee received from the independent auditors written disclosures and the letter required by Independence Standards Board Standard No.
1. The committee also discussed with the independent auditors the auditors' independence from management and our company, including the matters covered by the written disclosures and letter provided by the independent auditors.

     The committee discussed with our company's internal and independent auditors the overall scope and plans for their respective audits. The committee meets with the internal and independent auditors, with and without management present, to discuss the results of their examinations, their evaluations of our company, our internal controls, and the overall quality of our financial reporting. The committee held five meetings during fiscal 2000.

     Based on the reviews and discussions referred to above, the committee recommended to our board of directors, and our board approved, that the audited financial statements be included in our Annual Report on Form 10-K for the year ended December 31, 2000, for filing with the Securities and Exchange Commission.

     Our board of directors has adopted a written charter for the Audit Committee. A copy of that charter is included as "Appendix A" to this proxy statement.

     August 24, 2001

                   Stephen A McConnell, Audit Committee Chair
                                Gilbert H. Engels
                               Emmett E. Mitchell

           COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     Performance evaluation and compensation decisions relating to 2000 were made by the Compensation Committee of our board of directors, which consisted of Messrs. Mitchell, Hinz, and McConnell. Except for our employment agreement with Mr. Hinz, which is described under the heading "Executive Compensation - Employment Agreements," none of such persons had any contractual or other relationships with us during fiscal 2000 except as directors.

             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Exchange Act requires our directors, officers, and persons who own more than 10% of a registered class of our equity securities to file reports of ownership and changes in ownership with the SEC. Officers, directors, and greater than 10% stockholders are required by SEC regulations to furnish us with copies of all Section 16(a) forms they file. Based solely upon our review of the copies of such forms we received during the fiscal year ended December 31, 2000, and written representations that no other reports were required, we believe that each person who, at any time during such fiscal year, was a director, officer, or beneficial owner of more than 10% of our common stock complied with all Section 16(a) filing requirements during such fiscal year, except that Mr. Burgess filed a late Form 3 covering his initial statement of beneficial ownership; and LG Electronics, Inc. filed a late Form 3 covering its initial statement of beneficial ownership.

                                PERFORMANCE GRAPH

     The following line graph compares  cumulative total stockholder returns for
(a) our common stock; (b) the Standard & Poor's Small Cap 600 Index; and (c) a peer group consisting of the following three companies in the business telephone systems industry: Comdial Corp., Avaya Inc., and Inter-Tel Corp. In prior years, the peer group included Mitel Corp. and did not include Avaya Inc. Mitel Corp. was acquired by its parent company whose common stock is not comparable with our common stock.

     The graph covers the period from January 1, 1996 through December 31, 2000. The graph assumes an investment of $100 in each of our common stock, the peer group, and the Small Cap 600 index on January 1, 1996. The calculation of cumulative stockholder return on the peer group and the Small Cap 600 index include reinvestment of dividends, but the calculation of cumulative stockholder return on our common stock does not include reinvestment of dividends because we did not pay dividends during the measurement period. The performance shown is not necessarily indicative of future performance.

                 COMPARISON OF 5 YEAR CUMULATIVE TOTAL RETURN*
          AMONG VODAVI TECHNOLOGY, INC., THE S & P SMALLCAP 600 INDEX,
                     A NEW PEER GROUP AND AN OLD PEER GROUP

                                           CUMULATIVE TOTAL RETURN
                             ---------------------------------------------------
                              12/95    12/96    12/97    12/98    12/99    12/00
                              -----    -----    -----    -----    -----    -----
VODAVI TECHNOLOGY, INC       100.00    54.81    69.23    42.31    47.12    17.78
S & P SMALLCAP 600           100.00   121.32   152.36   156.52   175.93   196.69
NEW PEER GROUP               100.00   108.20   209.93   246.56   265.85    76.09
OLD PEER GROUP               100.00    99.88   139.46   142.63   229.21    99.57

* $100 INVESTED ON 12/31/95 IN STOCK OR INDEX -
  INCLUDING REINVESTMENT OF DIVIDENDS.
  FISCAL YEAR ENDING DECEMBER 31

                  SECURITY OWNERSHIP OF PRINCIPAL STOCKHOLDERS,
                             DIRECTORS, AND OFFICERS

PRINCIPAL STOCKHOLDERS

     The following table sets forth certain information with respect to beneficial ownership of our common stock as of August 24, 2001 by (i) each director; (ii) the executive officers set forth in the Summary Compensation Table under the section entitled "Executive Compensation;" (iii) all of our directors and executive officers as a group; and (iv) each other person who is known by us to beneficially own or to exercise voting or dispositive control over more than 5% of our common stock.

                                                                    APPROXIMATE
                                            NUMBER OF SHARES AND   PERCENTAGE OF
                                            NATURE OF BENEFICIAL    OUTSTANDING
NAME AND ADDRESS OF BENEFICIAL OWNER (1)        OWNERSHIP (2)        SHARES (2)
----------------------------------------        -------------        ----------
DIRECTORS AND EXECUTIVE OFFICERS:
William J. Hinz...........................         46,000(3)            1.1%
Gregory K. Roeper.........................        164,000(4)            3.8%
Gilbert H. Engels.........................         50,000(5)            1.2%
Stephen A McConnell.......................         51,900(6)            1.2%
Emmett E. Mitchell........................         25,000(7)             *
Do-Hyun Kim...............................             --                --
Stephen L. Borcich........................         22,500(8)             *
Tammy M. Powers...........................          2,100(9)             *
All directors and officers as a group
 (consisting of ten current and one
 previous directors and officers).........        395,478               8.8%

NON-MANAGEMENT 5% STOCKHOLDERS:
LG Electronics, Inc.......................        862,500(10)          20.4%
Steven A. Sherman.........................        472,330(11)          11.0%

----------
*    Less than 1% of the outstanding shares of Common Stock.

(1) Each person named in the table has sole voting and investment power with respect to all common stock beneficially owned by him or her, subject to applicable community property law, except as otherwise indicated. Except as otherwise indicated, each person may be reached at 8300 East Raintree Drive, Scottsdale, Arizona 85260.
(2) The percentages shown are calculated based upon 4,234,788 shares of our common stock outstanding on August 24, 2001. The percentages shown include the shares of common stock that each named stockholder has the right to acquire within 60 days of August 24, 2001. In calculating ownership percentage, all shares of common stock that the named stockholder has the right to acquire upon exercise of stock options within 60 days of August 24, 2001 are deemed to be outstanding for the purpose of computing the percentage of common stock owned by such stockholder, but are not deemed to be outstanding for the purpose of computing the ownership percentage of any other stockholder. Percentages may be rounded. Includes, when applicable, shares owned of record by such person's minor children and spouse and by other related individuals and entities over whose shares of common stock such person has sole or shared voting control or power of disposition.
(3) Represents 11,000 shares of common stock and 35,000 shares issuable upon exercise of options.
(4) Represents 26,500 shares of common stock and 137,500 shares issuable upon exercise of options.
(5) Represents 25,000 shares of common stock and 25,000 shares issuable upon exercise of options.
(6) Represents 26,900 shares of common stock and 25,000 shares issuable upon exercise of options.
(7) Represents (a) 9,500 shares of common stock and 15,000 shares issuable upon exercise of options held by Mr. Mitchell, and (b) 500 shares of common stock held by Mr. Mitchell as custodian for his minor children.
(8)  Represents shares of common stock issuable upon exercise of options.

(9) Ms. Powers served as our Vice President - Finance, Chief Financial Officer, and Treasurer until January 31, 2001.
(10) Represents shares of common stock beneficially owned by LG Electronics Inc. LGE has sole voting power and sole dispositive power over such shares. LGE acquired the shares of our common stock in connection with the merger of its minority owned subsidiary, LGIC, with and into LGE during September 2000. The address of LGE is LG Twin Towers, 20 Yoido-dong, Youngdungpo-gu, Seoul 150-721, Korea.
(11) Includes 165,000 shares of common stock and 75,000 shares issuable upon exercise of options held by Mr. Sherman; 8,000 shares held by Mr. Sherman as custodian for certain of his children; 86,830 shares held by Sherman Capital Group, L.L.C., of which Mr. Sherman is the managing member; and 137,500 shares held by Sherman Capital Partners, L.L.C., of which Mr. Sherman is a managing member. Mr. Sherman disclaims beneficial ownership of all shares held by Sherman Capital Group, L.L.C. and Sherman Capital Partners, L.L.C. except to the extent that his individual interest in such shares arises from his interest in each such entity. The address for Mr. Sherman is 509 Vista Grande Drive, Colorado Springs, Colorado 80906.

STOCKHOLDERS' AGREEMENT

     We are a party to a stockholders' agreement with our wholly owned subsidiary, Vodavi Communications Systems, Inc., or VCS, LGE, Steven A. Sherman (our former Chairman), and Glenn R. Fitchet (our former President and Chief Executive Officer). The stockholders' agreement provides that, if at any time during the term of the agreement we issue shares of common stock in a public offering or a private placement in an aggregate amount of 1% or more of our issued and outstanding common stock, LGE has the right to purchase a sufficient number of shares being issued as may be required to enable it to maintain the percentage of ownership of common stock that it holds immediately prior to such sale or issuance. The purchase price to LGE for such shares will be the public offering price per share in the case of a public offering or the price per share paid by purchasers in any private placement.

     Also pursuant to the terms of the stockholders' agreement, Mr. Sherman and Mr. Fitchet have agreed to vote their shares of Common Stock to elect as directors of our company that number of persons designated by LGE that comprises a percentage of the board of directors equal to LGE's then percentage of ownership of our common stock. In addition, as long as LGE owns 8% or more of our outstanding common stock, those persons have agreed to vote their shares in favor of election of at least one designee of LGE as a director of our company. All designees of LGE to the board of directors must be executive officers or directors of LGE, directors of any affiliate of LGE, or other persons reasonably acceptable to us and the other parties to the stockholders' agreement. Unless LGE consents in writing, no LGE designee may be removed as a director of our company, except for cause. The stockholders' agreement also requires us to employ one of the LGE designees in a position and at such salary as is mutually agreed upon by us and LGE.

                         INDEPENDENT PUBLIC ACCOUNTANTS

     Aggregate fees billed to our company for the fiscal year ended December 31, 2000, by our principal accounting firm, Arthur Andersen LLP, are as follows:

     Audit Fees.......................................................   $81,500
     Financial Information Systems Design and Implementation Fees.....   $    --
     All Other Fees...................................................   $64,110

     We anticipate that representatives of Arthur Andersen LLP will be present at this meeting. These representatives will have the opportunity to make a statement if they desire and will be available to respond to appropriate questions. The members of our audit committee believe that the non-audit services provided by Arthur Andersen LLP, referenced above in "Financial Information Systems Design and Implementation Fees" and "All Other Fees," are compatible with maintaining our principal accounting firm's independence.

                 DEADLINE FOR RECEIPT OF STOCKHOLDERS PROPOSALS

     We must receive stockholder proposals that are intended to be presented at our annual meeting of stockholders to be held during calendar 2002 no later than December 31, 2001 in order to be included in the proxy statement and form of proxy relating to such meeting. Pursuant to Rule 14a-4 under the Exchange Act, we intend to retain discretionary authority to vote proxies with respect to stockholder proposals for which the proponent does not seek to have us include the proposed matter in the proxy statement for the annual meeting to be held during calendar 2002, except in circumstances where (a) we receive notice of the proposed matter no later than March 18, 2002 and (b) the proponent complies with the requirements set forth in Rule 14a-4.

                                  OTHER MATTERS

     We do not know of any other matters to be submitted to the meeting. If any other matters properly come before the meeting, the persons named in the enclosed proxy card intend to vote the shares they represent as our board of directors may recommend.

                                                          Dated: August 28, 2001

                                   APPENDIX A

                        CHARTER OF THE AUDIT COMMITTEE OF
                             VODAVI TECHNOLOGY, INC.


ORGANIZATION

     There shall be a committee of the Board of Directors (the "Board") known as the Audit Committee. The Audit Committee shall be composed of not fewer than three (3) directors who meet the "independence" and qualification requirements of NASDAQ, and as such are independent of the management of the corporation and are free of any relationship that, in the opinion of the Board, would interfere with their exercise of independent judgement as a committee member. One member of the Committee shall serve as Chairman and a majority of its members shall constitute a quorum.

STATEMENT OF POLICY

     The purpose of the Audit Committee is to provide assistance to the Board in fulfilling the Board's responsibility to the shareholders relating to corporate accounting and financial reporting practices. The Committee recognizes that management shall be responsible for preparing the Company's financial statements and the independent auditor shall be responsible for auditing those financials. The Audit Committee shall provide an open avenue of communication between the independent auditor, and the Board of Directors.

ACTIVITIES OF THE AUDIT COMMITTEE

     There are four sets of activities in which the Audit Committee shall be engaged: Continuous (General); Continuous (re. Reporting Specific Policies); Scheduled; and "As Necessary." Each of these will be addressed in the following sections:

*    CONTINUOUS (GENERAL)

1. Meet four times per year or more frequently as circumstances require. The Committee may ask members of management or others to attend meetings and provide pertinent information as necessary.

2. Require that the independent auditors submit annually a formal written statement delineating all relationships between the independent auditors and the Company, consistent with Independence Board Standard No. 1, as such standard may be amended or supplemented from time to time.

3.   Instruct the  independent  auditor that they are ultimately  accountable to
     the  Board  and  the  Committee,   as   representatives  of  the  Company's
     stockholders.

4. Inquire of management and the independent auditor, about significant risks or exposures and review the steps management has taken to minimize such risks to the Company.

5.   Consider and review with the  independent  auditor and the Chief  Financial
     Officer:

     (a) The adequacy of the Company's internal controls including computerized information system controls and security.

     (b) Related findings and recommendations of the independent auditor along with management's responses.

6. Consider and review with management, including the Chief Financial Officer and the Independent Auditor:

     (a) Significant findings during the year, including the status of previous audit recommendations.

     (b) Any difficulties encountered in the course of audit work, including any restrictions on the scope of activities or access to required information.

     (c)  Any changes required on the planned scope of the audit.

7. Meet periodically with the independent auditor, the Chief Financial Officer and other members of management in separate executive sessions to discuss any matter that the Committee or these groups believe should be discussed privately with the Audit Committee.

8. Report periodically to the Board on Significant results of the foregoing activities.

*    CONTINUOUS (RE. REPORTING SPECIFIC POLICIES)

1. Discuss with financial management and the independent auditor any relevant significant new financial reporting issues and practices brought to the attention of the Committee by the independent auditor.

2. Provide that financial management and the independent auditor discuss with the Audit Committee their qualitative judgements about their appropriateness, not just the acceptability, of accounting principles and financial disclosure practices used or proposed to be adopted by the Company and, particularly, about the degree of aggressiveness or conservatism of its accounting policies and practices.

3. Inquires as to the auditor's independent qualitative judgements about the appropriateness, not just the acceptability, of the Company's accounting policies and financial disclosure practices used or proposed to be adopted by the Company.

4. Inquire as to the auditor's views of management's choices of accounting policies are conservative, moderate or aggressive from the perspective of income, asset and liability recognition, and whether those policies are common practices.

5.   Determine  with  regard to new  significant  transactions  or  events,  the
     auditor's   reasoning  for  the   appropriateness  of  the  accounting  and
     disclosure policies adopted by management.

*    Scheduled

1. Recommend the selection of the independent auditor for approval by the Board; approval of the compensation of the independent auditor, and review and approve the dismissal of the independent auditor.

2. Review, in consultation with the Independent auditor and the Chief Financial Officer, the audit scope and plan for the annual financial statement audit of the independent auditor.

3. Review with management and the independent auditor the results of annual audits and related comments with the Board and other committees as deemed appropriate, including:

     (a) The independent auditor's audit of the Company's annual financial statements, accompanying footnotes and its report thereon.

     (b) Review any management letter provided by the independent auditor, and the Company's response to that letter.

     (c) Any significant changes required in the independent auditor's audit plan.

     (d) Any difficulties or disputes with management encountered during the course of the audit.

4. Review quarterly earnings reports with management and the independent auditor, prior to the release to the public of any financial related disclosure.

5. Arrange for the independent auditor to be available to the full Board, at least annually, to help provide a basis for the Board to recommend the appointment of the auditor.

6. Inquire on the auditor's reasoning in accepting or questioning significant estimates by management.

7.   Review periodically with general counsel, legal and regulatory matters that
     may  have  a  material  impact  on  the  Company's  financial   statements,
     compliance policies and programs.

8. Review and update the Committee's Charter annually, and recommend any proposed changes to the Board for approval.

9. The Committee shall prepare the report required by the rules of the Securities and Exchange Commission to be included in the Company's Proxy Statement to be delivered to stockholders in connection with the Company's annual meeting of the stockholders.

*    "As Necessary"

1. Review and approve any requests for any management or other consulting to be performed by the Company's independent auditor and be advised of any other study undertaken at the request of management that is beyond the scope of the audit engagement letter.

2. Empowers the Committee to conduct or authorize investigations into any matters brought to its attention. The Committee shall be empowered to retain independent counsel and other professionals to assist in the conduct of any investigation.

With respect to the foregoing responsibilities and processes, the Committee recognizes that the Company's financial management, including its internal audit staff, as well as the independent auditors, have more time, knowledge, and more detailed information regarding the Company than do Committee members. Consequently, in discharging its oversight responsibilities, the Committee will not provide or be deemed to provide any expertise or special assurance as to the Company's financial statements or any professional certification as to the independent auditors' work. While the Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Committee to plan or conduct audits or to determine that the Company's financial statements are complete and accurate and are in accordance with generally accepted accounting principles. This is the responsibility of management and the independent auditors. Nor is it the duty of the Committee to conduct investigations, to resolve disagreements, if any, between management and the independent auditors, or to assure compliance with laws and regulations and the Company's internal policies and procedures.

                             VODAVI TECHNOLOGY, INC.
                       2001 ANNUAL MEETING OF STOCKHOLDERS

           THIS PROXY IS SOLICITED ON BEHALF OF OUR BOARD OF DIRECTORS

     The undersigned stockholder of VODAVI TECHNOLOGY, INC., a Delaware corporation (the "Company"), hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders and Proxy Statement of the Company, each dated August 28, 2001, and hereby appoints William J. Hinz and Gregory K. Roeper, and each of them, proxies and attorneys-in-fact, with full power to each of substitution, on behalf and in the name of the undersigned, to represent the undersigned at the 2001 Annual Meeting of Stockholders of the Company to be held on Monday, October 15, 2001, at 9:00 a.m., local time, at the Company's corporate headquarters at 8300 Raintree Drive, Scottsdale, Arizona 85260, and at any adjournment or adjournments thereof, and to vote all shares of the Company's Common Stock that the undersigned would be entitled to vote if then and there personally present, on the matters set forth below:

1. ELECTION OF DIRECTORS:   [ ] FOR all nominees listed       [ ] WITHHOLD AUTHORITY to vote
                                below (except as indicated)       for all nominees listed below.

If you wish to withhold authority to vote for any individual nominee, strike a line through that nominee's name in the list below:

            William J. Hinz, Gregory K. Roeper, Stephen A McConnell,
                        Emmett E. Mitchell, Do-Hyun Kim

and upon such matters which may properly come before the meeting or any adjournment or adjournments thereof.

          (CONTINUED, AND TO BE SIGNED AND DATED, ON THE REVERSE SIDE.)

     THIS PROXY WILL BE VOTED AS DIRECTED OR, IF NO CONTRARY DIRECTION IS INDICATED, WILL BE VOTED FOR THE ELECTION OF DIRECTORS; AND AS SAID PROXIES DEEM ADVISABLE ON SUCH OTHER MATTERS AS MAY COME BEFORE THE MEETING.

     A majority of such proxies or substitutes as shall be present and shall act at said meeting or any adjournment or adjournments thereof (or if only one shall be present and act, then that one) shall have and may exercise all of the powers of said proxies hereunder.


Dated __________________, 2001
                                   ---------------------------------------------
                                                     Signature

                                   ---------------------------------------------
                                                     Signature

                                   (This proxy should be dated, signed by the stockholder(s) exactly as his or her name appears hereon, and returned promptly in the enclosed envelope. Persons signing in a fiduciary capacity should so indicate. If shares are held by joint tenants or as community property, both stockholders should sign.)

SIGN, DATE, AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE. Votes must be indicated (x) in Black or Blue ink.